UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): August 29, 2014

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 5, 2014, Marathon Patent Group, Inc., a Nevada corporation (the “Company”), filed a current report on Form 8-K (the “Current Report”) to disclose the acquisition of a portfolio of patents from Clouding IP, LLC, a Delaware limited liability company (“Clouding IP”). This transaction is an asset purchase, not a stock purchase. This is reflected in the pro forma financial information presented in this amendment to the Current Report.

The Company has prepared the attached Carve-out Financial Statements as it has determined that it is impracticable to provide full financial statements for Clouding IP, LLC.  The Company has made this determination based on the nature of the acquisition and the facts and circumstance of the seller and its businesses.  Specifically, a ) the acquisition was an asset acquisition in which the Company acquired only intellectual property assets and not the entity’s stock and b) Clouding IP, LLC’s assets including its bank accounts and other assets were co-mingled with numerous other business interests of the seller unrelated to the assets acquired by the Company.   However, the acquired business represents a discrete activity of Clouding IP, LLC for which assets and liabilities are specifically identifiable and a reasonable basis exists to allocate items that are not specifically identifiable to the acquired business.  As such, this resulted in the presentation of carve-out financial statements for the related periods.

This amendment provides the historical financial statements of Clouding IP and the pro forma financial information required by Item 9.01 of the Form 8-K. The Current Report is hereby amended to include the required historical financial statements of Clouding IP and the required pro forma financial information.  No other amendments to the Current Report are being made by this Form 8-K/A. The unaudited pro forma condensed combined consolidated financial statements are not necessarily indicative of the results that actually would have been attained if the merger had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Unaudited Financial Statements of Clouding IP Assets (Carve-out of certain operations of Clouding IP, LLC) for the period ended August 28, 2014 are attached as Exhibit 99.1.

The Audited Financial Statements of Clouding IP Assets (Carve-out of certain operations of Clouding IP, LLC) as of and for the year ended December 31, 2013 are attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of August 28, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Income of Registrant for the period ended August 28, 2014 and the year ended December 31, 2013 are attached as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

99.1	Unaudited Financial Statements of Clouding IP Assets (Carve-out of certain operations of Clouding IP, LLC) for the period ended August 28, 2014

99.2	Audited Financial Statements of Clouding IP Assets (Carve-out of certain operations of Clouding IP, LLC) as of and for the year ended December 31, 2013

99.3
The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of August 28, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Income of Registrant for the period ended August 28, 2014 and the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 12, 2014

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Chief Financial Officer